Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies.
Commitments and Contingencies
21.	Commitments and Contingencies

The Group is subject to periodic legal or administrative proceedings in the ordinary course of business. The Group does not believe that any currently pending legal or administrative proceeding to which the Group is a party will have a material effect on its business or financial condition.

On September 14, 2021, a complaint (case No.l:21-cv-07683-VSB) was filed in the U.S. District Court for the Southern District of New York (the “Court”) against the Group, certain executives and directors of the Group, the Group’s authorized process agent in the U.S, and the underwriters of the Group’s initial public offering. The action allege that defendants made misstatements and omissions in connection with the Group’s initial public offering in May 2021 in violation of the federal securities laws. On December 8, 2021, the Court appointed a lead plaintiff and approved a lead plaintiff counsel. On February 21, 2022, the lead plaintiff filed an amended complaint. On April 22, 2022, the parties completed briefing on Defendants’ Motion to Dismiss the State Court Action. On February 3, 2023, the Court granted the Company’s motion to dismiss in its entirety and dismissed the amended complaint with prejudice. On March 6, 2023, the lead plaintiff filed a notice to appeal the Court’s February 3, 2023 order and judgment to the U.S. Court of Appeals for the Second Circuit. On January 16, 2024, the U.S. Court of Appeals for the Second Circuit issued a summary order and judgment, affirming the District Court’s order and judgment.